Exhibit 10.2
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Agreement”), dated as of January 12, 2026, is entered into between J-W Power Company, a Texas corporation (“J-W Power”) and J-W Energy Company, a Texas corporation (“J-W Energy” together with J-W Power, each, a “New Subsidiary” and collectively, the “New Subsidiaries”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Eighth Amended and Restated Credit Agreement, dated as of August 27, 2025 (as amended, restated, amended and restated, renewed, extended, or otherwise modified from time to time, the “Credit Agreement”), among USA Compression Partners, LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent for the Lenders. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
Each New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:
1.Each New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, each New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. Each New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, and (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, each New Subsidiary, subject to the limitations set forth in Sections 10.09 and 10.12 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), each New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
2.If required, each New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.
3.The address of each New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:
8115 Preston Road, Suite 700
Dallas, Texas 75225
Attention: Christopher M. Paulsen, Chief Financial Officer

Telephone No: (214) 545-0440
4.Each New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by each New Subsidiary upon the execution of this Agreement by each New Subsidiary.
5.This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.
6.THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, each New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.
J-W POWER COMPANY
By: /s/ M. Clint Green
Name: M. Clint Green
Title: President & Chief Executive Officer
J-W ENERGY COMPANY
By: /s/ M. Clint Green
Name: M. Clint Green
Title: President & Chief Executive Officer

[Signature Page to Joinder Agreement – J-W Energy Company / J-W Power Company]

Acknowledged and accepted:
JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:/s/ Cameron Strock
Name: Cameron Strock
Title: Authorized Officer
[Signature Page to Joinder Agreement – J-W Energy Company / J-W Power Company]